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                                                                    Exhibit 32.1

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICERS
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Corporate Property Associates 16-Global Incorporated (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William Polk Carey, Co-Chief Executive Officer of the Company, and Gordon F. DuGan, Co-Chief Executive Officer of the Company, certify, to the best of our knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  William Polk Carey                      /s/  Gordon F. DuGan
     -------------------------------              ------------------------------

     William Polk Carey                           Gordon F. DuGan
     Chairman                                     Vice Chairman
     (Co-Chief Executive Officer)                 (Co-Chief Executive Officer)
       5/6/2004                                     5/6/2004
     -------------------------------              ------------------------------
     Date                                         Date


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Corporate Property Associates 16-Global Incorporated and will be retained by Corporate Property Associates 16-Global Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.